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                                                                    EXHIBIT 10.2

                    AMENDMENT NUMBER EIGHT TO LOAN AGREEMENT


     THIS AMENDMENT to the Loan Agreement entered into as of October 4, 1993, between ARI NETWORK SERVICES, INC. ("ARI") and WITECH CORPORATION ("WITECH") as amended (the "Loan Agreement") is entered into as of the 31 day of May, 1996 between ARI and WITECH.

                                   BACKGROUND

     This Amendment to the Loan Agreement reflects the mutual understanding and agreement of the parties to amend the Loan Agreement regarding the provision by WITECH of a revolving credit facility to ARI.

     NOW THEREFORE, the parties agree as follows:

     1. The reference in Paragraph 6.2 to "Six Million Five Hundred Thousand Dollars ($6,500,000)" is deleted and "Five Million Three Hundred Thousand Dollars ($5,300,000)" is substituted therefor.

     2. Subject to the amendment described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.



WITECH CORPORATION                      ARI NETWORK SERVICES, INC.



By: /s/ Francis Brzezinski              By: /s/ Brian E. Dearing
   --------------------------------        ------------------------------------
      Francis Brzezinski, President            Brian Dearing,
                                            President & Chief Executive Officer